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                                                             Exhibit 99(d)(iv)



                            H&Q HEALTHCARE INVESTORS
                                 RIGHTS OFFERING

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                         BENEFICIAL OWNER CERTIFICATION
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The undersigned, a bank, broker or other nominee of Rights to purchase shares of beneficial interest ("Shares") of H&Q Healthcare Investors ("Trust") pursuant to the rights offering ("Offer") described and provided for in the Trust's Prospectus, dated May 26, 2004 ("Prospectus"), hereby certifies to the Trust and to EquiServe Trust Company, as Subscription Agent for the Offer, that for each separate line filled in below the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional Shares pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line:

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                   I                                      II                                     III
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                                                   NUMBER OF RIGHTS                     NUMBER OF SHARES REQUESTED
            NUMBER OF RECORD DATE             EXERCISED PURSUANT TO THE                         PURSUANT TO
               SHARES OWNED                      PRIMARY SUBSCRIPTION                  OVER-SUBSCRIPTION PRIVILEGE
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Total =                                Total =                                   Total =
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


By:                                                   Number of Nominee Holder
    ---------------------------------------                                    ---------------------
    Name:
    Title:

Dated:                              , 2004
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Provide the following information if applicable.

DTC Participant Number                                Name of Broker:
                       -------------------                            ------------------------------

DTC Primary Subscription
Confirmation Number                                   Address:
                    ----------------------                     -------------------------------------

                                                               -------------------------------------

                                                               -------------------------------------

                                                      Phone:
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